                                                                   EXHIBIT 10.24

                    AMENDMENT NO. 1 TO AMENDED AND RESTATED
                     LIMITED LIABILITY COMPANY AGREEMENT OF
                             AGRILINK HOLDINGS LLC


      This Amendment No. 1 (this "Amendment") to the Amended and Restated Limited Liability Company Agreement (the "Agreement") of Agrilink Holdings LLC (the "Company"), dated as of August 19, 2002, is entered into as of August 30, 2003. All capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Agreement.

      WHEREAS, pursuant to Section 2.8 of the Agreement, the holders of a majority of the total voting power of the outstanding Common Units have elected to cause the Company to create and issue additional units to certain Representatives, including a new class of units that will be Common Units and additional Preferred Units; and

      WHEREAS, the Preferred Unitholders holding at least a majority of the Preferred Units have consented to the issuance of such additional Preferred Units; and

      WHEREAS, each such Representative has elected to purchase such units pursuant to a subscription agreement, each dated as of the date hereof; and

      WHEREAS, pursuant to Section 7.5 of the Agreement, the Management Committee may amend the Agreement to provide for the issuance of such units;

      NOW THEREFORE, the Management Committee desires to amend the Agreement in accordance with the terms of Section 7.5 of the Agreement to reflect the foregoing, and hereby agrees as follows:

                                   ARTICLE I
                                   AMENDMENTS


      1.1 Section 1.1 of the Agreement.

            (a) The definition of "Common Units" in Section 1.1 of the Agreement is hereby deleted and the following definition is hereby added to Section 1.1 of the Agreement:

            "Common Units" means the Class A Units, the Class B Units and the Class E Units.

            (b) The following defined term is hereby added to Section 1.1 of the
Agreement:

            "Class E Units" means the Class E Units of the Company to be issued to certain Representatives.

      1.2 Section 3.1(a) of the Agreement. Subsection (i) of Section 3.1(a) of the Agreement is hereby amended by (a) adding a comma after "Class C Unit", (b) deleting "and/or" before "Class D Unit" and (c) adding "and/or Class E Unit" after "Class D Unit".

      1.3 Section 3.2(a) of the Agreement. Subsection (i) of Section 3.2(a) of the Agreement is hereby amended by (a) adding a comma after "Class C Unit", (b) deleting "and/or" before "Class D Unit" and (c) adding "and/or Class E Unit" after "Class D Unit".

      1.4 Section 4.4(a) of the Agreement. Subsection (iv) of Section 4.4(a) of the Agreement is hereby deleted in its entirety and is hereby replaced with the following:

          (iv) Fourth, after the required distributions pursuant to subparagraph
(iii) above, all remaining distributions shall be made as follows:

               (A) until the First Performance Hurdle has been satisfied, 100% of the Distributable Assets shall be distributed as follows:

                    (1) 96.0067% to the Common Unitholders, pro rata in accordance with the number of Common Units held by each such Unitholder;

                    (2) (i) a percentage, equal to the product of (x) 1.9967% multiplied by (y) the Class C Fraction, to the Class C Unitholders, pro rata in accordance with the number of Class C Units held by each such Unitholder, and
(ii) a percentage, if any, equal to the product of (x) 1.9967% multiplied by (y) one minus the Class C Fraction, to the Common Unitholders and Class C Unitholders, pro rata in accordance with the number of Common Units and Class C Units held by each such Unitholder; and

                    (3) (i) a percentage, equal to the product of (x) 1.9967% multiplied by (y) the Class D Fraction, to the Class D Unitholders, pro rata in accordance with the number of Class D Units held by each such Unitholder, and
(ii) a percentage, if any, equal to the product of (x) 1.9967% multiplied by (y) one minus the Class D Fraction, to the Common Unitholders and Class C Unitholders, pro rata in accordance with the number of Common Units and Class C Units held by each such Unitholder;

               (B) after the First Performance Hurdle has been satisfied, and until the Second Performance Hurdle has been satisfied, 100% of the Distributable Assets shall be distributed first to the Class D Unitholders until such Unitholders have received under subsection (iv)(A) above and this paragraph of subsection (iv)(B) an amount of all distributions made under subsection
(iv)(A) and this paragraph of subsection (iv)(B) equal to 4.0351% multiplied by the Class D Fraction, and thereafter as follows:

                    (1) 94.0098% to the Common Unitholders, pro rata in accordance with the number of Common Units held by each such Unitholder;

                    (2) (i) a percentage, equal to the product of (x) 1.9551% multiplied by (y) the Class C Fraction, to the Class C Unitholders, pro rata in accordance with the number of Class C Units held by each such Unitholder, and
(ii) a percentage, if any, equal to the product of (x) 1.9551% multiplied by (y) one minus the Class C Fraction, to the Common

Unitholders and Class C Unitholders, pro rata in accordance with the number of Common Units and Class C Units held by each such Unitholder; and

                    (3) (i) a percentage, equal to the product of (x) 4.0351% multiplied by (y) the Class D Fraction, to the Class D Unitholders, pro rata in accordance with the number of Class D Units held by each such Unitholder, and
(ii) a percentage, if any, equal to the product of (x) 4.0351% multiplied by (y) one minus the Class D Fraction, to the Common Unitholders and Class C Unitholders, pro rata in accordance with the number of Common Units and Class C Units held by each such Unitholder;

               (C) after the Second Performance Hurdle has been satisfied, and until the Third Performance Hurdle has been satisfied, 100% of the Distributable Assets shall be distributed first to the Class D Unitholders until such Unitholders have received under subsections (iv)(A) and (B) above and this paragraph of subsection (iv)(C) an amount of all distributions made under subsections (iv)(A) and (B) and this paragraph of subsection (iv)(C) equal to 6.0736% multiplied by the Class D Fraction, and thereafter as follows:

                    (1) 92.0128% to the Common Unitholders, pro rata in accordance with the number of Common Units held by each such Unitholder;

                    (2) (i) a percentage, equal to the product of (x) 1.9136% multiplied by (y) the Class C Fraction, to the Class C Unitholders, pro rata in accordance with the number of Class C Units held by each such Unitholder, and
(ii) a percentage, if any, equal to the product of (x) 1.9136% multiplied by (y) one minus the Class C Fraction, to the Common Unitholders and Class C Unitholders, pro rata in accordance with the number of Common Units and Class C Units held by each such Unitholder; and

                    (3) (i) a percentage, equal to the product of (x) 6.0736% multiplied by (y) the Class D Fraction, to the Class D Unitholders, pro rata in accordance with the number of Class D Units held by each such Unitholder, and
(ii) a percentage, if any, equal to the product of (x) 6.0736% multiplied by (y) one minus the Class D Fraction, to the Common Unitholders and Class C Unitholders, pro rata in accordance with the number of Common Units and Class C Units held by each such Unitholder; and

               (D) after the Third Performance Hurdle has been satisfied, 100% of the Distributable Assets shall be distributed first to the Class D Unitholders until such Unitholders have received under subsections (iv)(A), (B) and (C) above and this paragraph of subsection (iv)(D) an amount of all distributions made under subsections (iv)(A), (B) and (C) and this paragraph of subsection (iv)(D) equal to 8.1123% multiplied by the Class D Fraction, and thereafter as follows:

                    (1) 90.0156% to the Common Unitholders, pro rata in accordance with the number of Common Units held by each such Unitholder;

                    (2) (i) a percentage, equal to the product of (x) 1.8721% multiplied by (y) the Class C Fraction, to the Class C Unitholders, pro rata in accordance with the number of Class C Units held by each such Unitholder, and
(ii) a percentage, if any, equal to the product of (x) 1.8721% multiplied by (y) one minus the Class C Fraction, to the Common

Unitholders and Class C Unitholders, pro rata in accordance with the number of Common Units and Class C Units held by each such Unitholder; and

                    (3) (i) a percentage, equal to the product of (x) 8.1123% multiplied by (y) the Class D Fraction, to the Class D Unitholders, pro rata in accordance with the number of Class D Units held by each such Unitholder, and
(ii) a percentage, if any, equal to the product of (x) 8.1123% multiplied by (y) one minus the Class D Fraction, to the Common Unitholders and Class C Unitholders, pro rata in accordance with the number of Common Units and Class C Units held by each such Unitholder;


                                   ARTICLE II
                        ADMISSION OF ADDITIONAL MEMBERS

      2.1 Additional Members. David Vermylen, Patrick Rose and Gregg Ostrander are hereby admitted as Additional Members.


                                  ARTICLE III
                                 MISCELLANEOUS

      3.1 General. Except as expressly set forth in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

      3.2 Governing Law. THIS AMENDMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION.

      3.3 Counterparts. This Amendment may be executed in any number of counterparts (including by means of telecopied signature pages), all of which together shall constitute a single instrument.

      3.4 Section Titles. Section titles and headings are for descriptive purposes only and shall not control or alter the meaning of this Amendment as set forth in the text hereof.

                                * * * * * * * * *

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                        AGRILINK HOLDINGS LLC

                                        By: its Management Committee



                                        By:    /s/ David Hooper
                                         ---------------------------------------

                                        Name:  David Hooper
                                        Title: Representative


                                        HOLDER OF A MAJORITY OF THE COMMON
                                        UNITS AND THE PREFERRED UNITS:

                                        VESTAR/AGRILINK HOLDINGS LLC

                                        By:    Vestar Capital Partners IV, L.P.,
                                               its Managing Member

                                        By:    Vestar Associates IV, L.P.,
                                               its General Partner

                                        By:    Vestar Associates Corporation IV,
                                               its General Partner

                                        By:    /s/ David Hooper
                                               ---------------------------------
                                        Name:  David Hooper
                                        Title: Managing Director